Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.2538%


        Excess Protection Level
          3 Month Average   5.75%
            February, 1999   5.97%
            January, 1999   5.59%
            December, 1998   5.69%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.73%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,998,619,787.11